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                                                                    EXHIBIT 99.1


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                                                                PROXY

                                                  FELCOR LODGING TRUST INCORPORATED
                                   545 E. JOHN CARPENTER FREEWAY, SUITE 1300, IRVING, TEXAS 75062
                                                   SPECIAL MEETING OF STOCKHOLDERS
                                                           [_______], 2001

     The undersigned hereby appoints Thomas J. Corcoran, Jr. and Lawrence D. Robinson, or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all common stock of the undersigned in
FelCor Lodging Trust Incorporated at the Special Meeting of Stockholders to be held at the Embassy Suites-DFW South hotel, 4650 W.
Airport Freeway, Irving, Texas, at 9:00 a.m., Central Time, on [____], 2001 and at any postponement or adjournment thereof, as specified below:

1.   PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER, AS AMENDED, AND THE MERGER OF MERISTAR WITH AND INTO FELCOR, INCLUDING
     THE ELECTION OF PAUL W. WHETSELL AND STEVEN D. JORNS TO THE BOARD OF DIRECTORS OF FELCOR

                           [ ] FOR                         [ ] AGAINST                         [ ] ABSTAIN

2.   PROPOSAL TO APPROVE AND ADOPT FELCOR'S 2001 RESTRICTED STOCK AND STOCK OPTION PLAN

                           [ ] FOR                         [ ] AGAINST                         [ ] ABSTAIN

                                         PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS PROXY
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3.   Any other matter that is properly brought before the meeting, or any adjournment or postponement of the meeting, as to which the undersigned hereby confers discretionary authority.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR approval of the Agreement and Plan of Merger, as amended, and the merger, including the election of Paul W. Whetsell and Steven D. Jorns to the Board of Directors of FelCor, FOR the approval of the Felcor 2001 Plan and, in the discretion of the proxies, or either of them, on any matters arising under item 3.

[ ] Check here only if you plan to attend the meeting in person.           Dated:                                             , 2001
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                                                                           Please sign exactly as name appears at left. When shares
                                                                           are held by joint tenants, both should sign. When signing
                                                                           as attorney, as executor, administrator, trustee or
                                                                           guardian, please give full title as such. If a
                                                                           corporation, please sign in full corporate name by
                                                                           President or other authorized officer. If a partnership,
                                                                           please sign in partnership name by authorized person.


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                                                                           Signature

                                                                           ---------------------------------------------------------
                                                                           Signature if held jointly

                                                                           ---------------------------------------------------------
                                                                           Title

                                                                           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND THE
                                                                           MATTERS SET FORTH HEREIN WERE PROPOSED BY FELCOR. IF NO
                                                                           SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE
                                                                           PROPOSALS.
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